MITCHELL HUTCHINS SERIES TRUST

         BALANCED PORTFOLIO

















The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.





PROSPECTUS
May 1, 2000

-------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

Mitchell Hutchins        Balanced Portfolio

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CONTENTS

                  BALANCED PORTFOLIO

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What every investor            3    Investment Objective, Strategies and Risks
should know about
the fund                       4    Performance

                               5    More About Risks and Investment Strategies

                  INVESTING IN THE FUND

         -----------------------------------------------------------------------

Information for managing       6    Purchases, Redemptions and Exchanges
your fund account
                               6    Pricing and Valuation

                  ADDITIONAL INFORMATION

         -----------------------------------------------------------------------
Additional important           7    Management
information about
the fund                       8    Dividends and Taxes

                               9    Financial Highlights

         -----------------------------------------------------------------------

Where to learn more                 Back Cover
about this fund

                                    ---------------------------------------
                                    The fund is not a complete or balanced
                                    investment program.
                                    ---------------------------------------


                                       2
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Mitchell Hutchins        Balanced Portfolio
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BALANCED PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
------------------------------------------

FUND OBJECTIVE

High total return with low volatility.

PRINCIPAL INVESTMENT STRATEGIES

The fund allocates its investments among three investment sectors:

o    stocks
o    bonds
o    cash (money market instruments)

The fund normally has investments in each sector, but it always keeps at least 25% of its total assets in a combination of bonds and cash. This is intended to limit changes in the value of fund shares compared to funds that invest solely in stocks.

The fund's bonds are primarily investment grade, but it may invest, to a lesser extent, in lower quality bonds. The fund may invest in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use derivatives to adjust its exposure to different asset classes, to manage the "duration" of its bond investments and to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. "Duration" is a measure of the fund's exposure to interest rate risk.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes investors tend to reach a consensus as to the likely effect of changes in key economic variables (for example, interest rates, profits and inflation) on each asset class. Mitchell Hutchins also believes that prices of securities in each asset class tend to move toward a level that reflects that consensus, but that this takes time. By using fundamental valuation techniques, Mitchell Hutchins attempts to adjust the allocation of the fund's assets among sectors before prices fully reflect the consensus view.

In buying and selling individual securities for the fund, Mitchell Hutchins uses the following process:

o STOCKS. Mitchell Hutchins uses its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

o BONDS. Mitchell Hutchins selects bonds based on its analysis of their maturity and risk structures (comparing yields on U.S. Treasury bonds to yields on riskier types of bonds).

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

o ASSET ALLOCATION RISK - Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets among the three asset classes.

o EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o INTEREST RATE RISK - The value of the fund's bond investments generally will fall when interest rates rise.

o CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

o FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad.

o DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).


                                       3
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Mitchell Hutchins        Balanced Portfolio

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PERFORMANCE
-----------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during all the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. Performance for Class I shares is not included in the table because Class I shares were not outstanding for the full 1999 calendar year. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


                 TOTAL RETURN ON CLASS H SHARES

          CALENDAR YEAR                   PERCENTAGES

              1990                            2.63%
              1991                           18.73%
              1992                            5.18%
              1993                           15.76%
              1994                           -9.59%
              1995                           23.27%
              1996                           16.82%
              1997                           24.86%
              1998                           16.81%
              1999                            1.82%


         Best quarter during years shown    --    4th quarter, 1998:   14.29%
         Worst quarter during years shown   --    2nd quarter, 1994:   (5.55)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

     CLASS                                 CLASS H           S&P 500 COMPOSITE
     (INCEPTION DATE)                     (6/01/88)             STOCK INDEX
     ----------------                      --------             -----------
     One Year...................              1.82%                   21.03%
     Five Years.................             16.42%                   28.54%
     Ten Years..................             11.11%                   18.19%
     Life of Class..............             10.96%                   19.11%*

------------
* Return is for the period 5/31/88 to 12/31/99, annualized.


                                       4
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Mitchell Hutchins        Balanced Portfolio

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MORE ABOUT RISKS AND INVESTMENT STRATEGIES
-------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

ASSET ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets among the three different asset classes. A fund that allocates its assets among different asset classes is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each asset class than are funds that do not do so.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

FOREIGN INVESTING RISK. Foreign investing involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective. However, the fund also may invest in money market instruments on an unlimited basis as part of its ordinary investment strategy.

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).


                                       5
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Mitchell Hutchins        Balanced Portfolio

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INVESTING IN THE FUND


PURCHASES, REDEMPTIONS AND EXCHANGES
------------------------------------

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund - not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

o Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

o Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of the fund's shares for a period of time.

PRICING AND VALUATION
---------------------

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


                                       6
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Mitchell Hutchins        Balanced Portfolio

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MANAGEMENT
----------


INVESTMENT ADVISER
------------------

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On February 29, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 76 separate funds and aggregate assets of approximately $54.4 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the annual contract rate of 0.75% of its average daily net assets.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before the board may implement it. As of the date of this Prospectus, the fund's shareholders have not been asked to do so.

PORTFOLIO MANAGERS

T. Kirkham Barneby is responsible for the asset allocation decisions for the fund. Mark A. Tincher is primarily responsible for the day-to-day management of the fund's equity portion. Dennis L. McCauley is primarily responsible for the day-to-day management of the fund's fixed income portion. Nirmal Singh and Susan Ryan assist Mr. McCauley in managing the fund's fixed income investments. Ms. Ryan is responsible for the day-to-day management of the fund's cash portion.

Messrs. Barneby, McCauley, Singh and Tincher and Ms. Ryan have held their management responsibilities for the fund since August 1995.

T. KIRKHAM BARNEBY is a managing director and chief investment officer - quantitative investments of Mitchell Hutchins, where he has been employed since 1994.

MARK A. TINCHER is a managing director and chief investment officer of equities (stocks) of Mitchell Hutchins, where he has been employed since March 1995.

DENNIS L. MCCAULEY is a managing director and chief investment officer - fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Mr. McCauley joined Mitchell Hutchins in 1994.

NIRMAL SINGH is a senior vice president of Mitchell Hutchins, where he has been employed since 1993.

SUSAN RYAN is a senior vice president of Mitchell Hutchins and has been with Mitchell Hutchins since 1982.


                                       7
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Mitchell Hutchins        Balanced Portfolio

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DIVIDENDS AND TAXES
-------------------


DIVIDENDS

Dividends are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

o the insurance company separate accounts that purchase and hold shares of the fund and

o    the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.


                                       8
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Mitchell Hutchins                  Balanced Portfolio

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FINANCIAL HIGHLIGHTS
--------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that invest in the fund. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.


                                       9
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Mitchell Hutchins        Balanced Portfolio

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BALANCED PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS H                                         CLASS I
                                    ------------------------------------------------------------------------    -----------------
                                                              FOR THE YEARS ENDED                                FOR THE PERIOD
                                                                 DECEMBER 31,                                       AUGUST 17,
                                                                                                                      1999+
                                   ------------------------------------------------------------------------        THROUGH
                                        1999          1998           1997          1996 #          1995         December 31, 1999
                                        ----          ----           ----          -----           ----         -----------------

Net asset value, beginning
  of period.......................    $ 11.54        $11.33          $ 10.95      $ 10.70          $  9.54       $ 11.37
                                        -----         -----            -----        -----             ----         -----

Net investment income.............       0.26          0.28           0.28           0.29             0.35          0.04

Net realized and unrealized gains
  (losses) from investments and
  futures.........................      (0.05)         1.61           2.44          1.49             1.88           0.34
                                         ----         -----          -----         -----            -----          -----
Net increase from
  investment operations...........       0.21          1.89           2.72          1.78             2.23           0.38
                                         ----         -----          -----         -----            -----          -----
Dividends from net investment
  income..........................        --          (0.27)         (0.28)        (0.28)           (0.35)           --
Distributions from net realized
  gains on investments............      (0.00)++      (1.41)         (2.06)        (1.25)           (0.72)        (0.00)++
                                         ----         -----          -----         -----            -----          -----

Total dividends and distributions.      (0.00)        (1.68)         (2.34)         (1.53)          (1.07)        (0.00)
                                        ------       -------         ------         ------          ------        ------
Net asset value, end of period....    $ 11.75       $ 11.54        $ 11.33        $ 10.95         $ 10.70        $11.75
                                      =======        ======          =====          =====           =====        ======
Total investment return(1)........       1.82%        16.81%         24.86%         16.82%          23.27%         3.34%
                                         ====         =====          =====          =====           =====          ====
Ratios/Supplemental data:

Net assets, end of period (000's).   $ 21,418      $ 28,549       $ 28,211       $ 29,224        $ 23,413         $ 596

Expenses to average net assets,          1.25%         0.97%          1.19%          1.24%           1.09%         1.57%*
  net of waivers (2)..............

Net investment income to
  average net assets, net of
  waivers (3).....................       1.81%         2.08%          2.06%          2.29%           2.88%         1.39%*

Portfolio turnover................       206%          177%           169%           235%           171%            206%
-------------------

+    Commencement of issuance of shares.

# Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.

++ The Portfolio made a distribution of less than $0.005 per share during the year ended December 31, 1999.

*    Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the period ended December 31, 1999, Mitchell Hutchins waived a portion of its fees. The ratios excluding the waiver would have been 1.25% and 1.82% for Class H and Class I, respectively.

(3) During the period ended December 31, 1999, Mitchell Hutchins waived a portion of its fees. The ratios excluding the waiver would have been 1.81% and 1.14% for Class H and Class I, respectively.

If you want more information about the fund, the following documents are available free upon request:

         Annual/Semi-Annual Reports:

         Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

         Statement of Additional Information (SAI) and Contract Prospectus:

         The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102; or

o        Free, from the EDGAR Database on the SEC's Internet website at:
         http://www.sec.gov

















Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919